UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-08039

Third Avenue Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2019

Date of reporting period: January 31, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Trust's schedule of investments is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

FIRST QUARTER REPORT
JANUARY 31, 2019

To read the latest calendar quarter Portfolio Manager Commentary, please visit
www.thirdave.com

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443- 1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.

Table of Contents

Third Avenue Value Fund	Page 2

Third Avenue Small-Cap Value Fund	Page 5

Third Avenue Real Estate Value Fund	Page 8

Notes to Portfolios of Investments	Page 12

Third Avenue Trust

Third Avenue Value Fund
Portfolio of Investments
at January 31, 2019 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks - 93.19%
	Asset Management - 2.53%
489,519	Brookfield Asset Management, Inc., Class A (Canada)	$21,073,793

	Automotive - 7.32%
477,254	Bayerische Motoren Werke AG (Germany)	40,208,759
350,429	Daimler AG (Germany)	20,758,996
		60,967,755
	Banks & Asset Managers - 6.34%
431,720	Comerica, Inc.	33,993,633
2,114,619	Deutsche Bank AG (Germany)	18,797,476
		52,791,109
	Building Products - 5.90%
2,569,807	Buzzi Unicem SpA (Italy)	49,093,667

	Chemicals - 1.51%
233,612	DowDuPont, Inc.	12,570,662

	Diversified Holding Companies - 10.28%
3,678,883	CK Hutchison Holdings, Ltd. (Cayman Islands)	37,153,794
618,354	Investor AB, Class B (Sweden)	27,196,076
3,309,567	Wheelock & Co., Ltd. (Hong Kong)	21,216,399
		85,566,269
	Engineering & Construction - 4.65%
1,473,190	Boskalis Westminster (Netherlands)	38,711,903

	Forest Products & Paper - 10.47%
4,446,492	Interfor Corp. (Canada) (a)(b)	60,608,601
1,013,923	Weyerhaeuser Co., REIT	26,605,340
		87,213,941
	Metals & Mining - 15.95%
954,716	Antofagasta PLC (United Kingdom)	10,914,223
17,288,567	Capstone Mining Corp. (Canada) (b)	7,631,469
11,203,212	Lundin Mining Corp. (Canada)	51,158,166
2,196,713	Warrior Met Coal, Inc.	63,111,565
		132,815,423
	Non-U.S. Real Estate Operating Companies - 4.40%
4,353,170	CK Asset Holdings, Ltd. (Cayman Islands)	36,648,519

	Oil & Gas Production & Services - 10.15%
7,498,250	Borr Drilling Ltd. (Bermuda) (b)	19,207,745

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Oil & Gas Production & Services (continued)
4,240,835	Petroleum Geo-Services ASA (Norway) (b)	$9,568,244
752,303	Subsea 7, S.A. (Luxembourg)	8,536,619
1,632,444	Tidewater, Inc. (b)	35,130,195
1,407,993	Transocean Ltd. (Switzerland) (b)	12,066,500
		84,509,303
	Transportation Infrastructure - 6.87%
996,757	Hawaiian Holdings, Inc.	31,916,159
100,644,527	Hutchison Port Holdings Trust (Singapore)	25,244,163
		57,160,322
	U.S. Homebuilder - 4.63%
329,994	Lennar Corp., Class A	15,648,315
600,532	Lennar Corp., Class B	22,892,280
		38,540,595
	U.S. Real Estate Operating Companies - 2.19%
2,375,753	Five Point Holdings, LLC, Class A (b)	18,222,026

	Total Common Stocks
	(Cost $779,025,097)	775,885,287

Preferred Stocks - 0.00%*
	Consumer Products - 0.00%*
12,839,145	Home Products International, Inc., Series A, Convertible, 8.000% Cash or Payment-in-kind (a)(b)(c)(d)(e)(f)	1

	Total Preferred Stocks
	(Cost $0)	1

	Total Investment Portfolio - 93.19%
	(Cost $779,025,097)	775,885,288
	Other Assets less Liabilities - 6.81%	56,695,823

	NET ASSETS - 100.00%	$832,581,111

	Investor Class:
	Net assets applicable to 244,077 shares outstanding	$10,352,838
	Net asset value, offering and redemption price per share	$42.42

	Institutional Class:
	Net assets applicable to 19,341,126 shares outstanding	$819,052,527
	Net asset value, offering and redemption price per share	$42.35

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Z Class:
Net assets applicable to 75,014 shares outstanding	$3,175,746
Net asset value, offering and redemption price per share	$42.34

Notes:
(a)	Affiliated issuers - An affiliated person as defined in the Investment Company Act of 1940, includes, among other things, ownership of 5% or more of the outstanding voting securities of such person.
(b)	Non-income producing security.
(c)	Fair-valued security.
(d)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(e)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Cost	Market Value Per Unit
12,839,145	Home Products International, Inc., Series A, Convertible Preferred Stock, 8.000% Cash or Payment-in-kind	3/16/07-10/2/17	$-	$0.00[1]
1) Amount less than $0.01.
At January 31, 2019, the restricted security had a total market value of $1 or less than 0.01% of net assets.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	U.S. issuer unless otherwise noted.
*	Amount less than 0.01%.
REIT: Real Estate Investment Trust.

Country Concentration

% of Net Assets
United States	31.24%
Canada	16.87
Germany	9.58
Cayman Islands	8.86
Italy	5.90
Netherlands	4.65
Sweden	3.27
Singapore	3.03
Hong Kong	2.55
Bermuda	2.31
Switzerland	1.45
United Kingdom	1.31
Norway	1.15
Luxembourg	1.02
Total	93.19%

See accompanying notes to the Portfolios of Investments

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Portfolio of Investments
at January 31, 2019 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks - 96.45%
	Auto Parts and Services - 6.26%
43,600	Dorman Products, Inc. (a)	$3,747,420
46,947	Standard Motor Products, Inc.	2,307,915
96,898	Visteon Corp. (a)	7,450,487
		13,505,822
	Bank & Thrifts - 21.79%
403,417	Carter Bank & Trust (a)	6,813,713
60,800	Cullen/Frost Bankers, Inc.	5,914,624
518,301	Customers Bancorp, Inc. (a)	10,194,981
110,885	Prosperity Bancshares, Inc.	7,888,359
198,385	Southside Bancshares, Inc.	6,544,721
150,579	UMB Financial Corp.	9,691,264
		47,047,662
	Basic Materials: Chemicals - 3.35%
228,743	AdvanSix, Inc. (a)	7,237,429
	Business Services - 2.64%
108,235	Viad Corp.	5,703,985
	Conglomerates - 3.05%
1,702	Seaboard Corp.	6,576,817
	Consulting and Information Technology Services - 9.91%
133,912	FTI Consulting, Inc. (a)	9,148,868
162,066	Genpact Ltd. (Bermuda)	4,834,429
112,574	ICF International, Inc.	7,420,878
		21,404,175
	Consumer Staples - 3.48%
61,074	Sanderson Farms, Inc.	7,518,209
	Financials - 2.75%
2,927,582	Westaim Corp. (The) (Canada) (a)	5,926,685
	Forest Products & Paper - 2.89%
458,038	Interfor Corp. (Canada) (a)	6,243,358
	Home Building - 3.78%
605,957	TRI Pointe Group, Inc. (a)	8,150,122
	Industrial Equipment - 1.86%
46,706	Alamo Group, Inc.	4,022,788

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Industrial Services - 14.62%
113,130	Comfort Systems USA, Inc.	$5,426,846
106,996	Cubic Corp.	6,876,633
82,107	EMCOR Group, Inc.	5,355,840
320,902	MYR Group, Inc. (a)	9,777,884
29,910	UniFirst Corp.	4,140,441
		31,577,644
	Metals Manufacturing - 2.91%
62,678	Kaiser Aluminum Corp.	6,290,991
	Oil & Gas Production & Services - 6.12%
356,900	Seacor Marine Holdings, Inc. (a)	4,728,925
393,824	Tidewater, Inc. (a)	8,475,092
		13,204,017
	Real Estate - 2.90%
123,538	FRP Holdings, Inc. (a)	6,265,847
	Telecommunications - 3.97%
115,053	ATN International, Inc.	8,580,653
	U.S. Real Estate Operating Companies - 4.17%
140,451	Alico, Inc.	4,157,349
632,534	Five Point Holdings, LLC, Class A (a)	4,851,536
		9,008,885
	Total Common Stocks
	(Cost $167,283,642)	208,265,089
	Total Investment Portfolio - 96.45%
	(Cost $167,283,642)	208,265,089
	Other Assets less Liabilities - 3.55%	7,674,563

	NET ASSETS - 100.00%	$215,939,652

	Investor Class:
	Net assets applicable to 194,139 shares outstanding	$3,396,432
	Net asset value, offering and redemption price per share	$17.49

	Institutional Class:
	Net assets applicable to 11,921,207 shares outstanding	$212,181,066
	Net asset value, offering and redemption price per share	$17.80

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Z Class:
Net assets applicable to 20,331 shares outstanding	$362,154
Net asset value, offering and redemption price per share	$17.81

Notes:
(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

Country Concentration

% of Net Assets
United States	88.57%
Canada	5.64
Bermuda	2.24
Total	96.45%

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments
at January 31, 2019 (Unaudited)

Principal Amount‡	Security†	Value (Note 1)

Term Loans - 0.00%
	Non-U.S. Real Estate Operating Companies - 0.00%
37,275 EUR	Concrete Investment II, L.P. S.A.R.L., Term Loan, Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/19 (Luxembourg)(a)(b)(c)(d)	$—
	Total Term Loans
	(Cost $49,456)	—
Shares

Common Stocks - 97.01%
	Banks - 2.22%
238,602	PNC Financial Services Group, Inc. (The)	29,269,307
	Consulting/Management - 1.26%
458,774	Fidelity National Financial, Inc.	16,589,268
	Forest Products & Paper - 10.79%
1,997,494	Rayonier, Inc., REIT	60,803,717
3,113,742	Weyerhaeuser Co., REIT	81,704,590
		142,508,307
	Industrial Services - 2.03%
73,785	AMERCO	26,758,868
	Non-U.S. Homebuilder - 3.92%
1,051,049	Berkeley Group Holdings PLC (United Kingdom)	51,749,914
	Non-U.S. Real Estate Consulting/Management - 1.12%
1,356,319	Savills PLC (United Kingdom)	14,821,968
	Non-U.S. Real Estate Investment Trusts - 9.04%
978,696	Derwent London PLC (United Kingdom)	41,626,060
2,511,059	Land Securities Group PLC (United Kingdom)	28,556,580
5,789,613	Segro PLC (United Kingdom)	49,215,652
		119,398,292
	Non-U.S. Real Estate Operating Companies - 33.61%
1,510,973	Brookfield Asset Management, Inc., Class A (Canada)	65,047,388
10,100,603	Capital & Counties Properties PLC (United Kingdom)	33,075,563
10,371,206	CK Asset Holdings, Ltd. (Cayman Islands)	87,313,233
10,415,373	Henderson Land Development Co., Ltd. (Hong Kong)	59,208,439
20,305,133	Sino Land Co., Ltd. (Hong Kong)	36,514,452
4,653,533	St. Modwen Properties PLC (United Kingdom)	25,058,936
2,014,788	Sun Hung Kai Properties, Ltd. (Hong Kong)	33,793,129

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Non-U.S. Real Estate Operating Companies (continued)
12,864,020	Wharf Holdings Ltd. (The) (Hong Kong)	$38,881,522
10,103,254	Wheelock & Co., Ltd. (Hong Kong)	64,768,189
		443,660,851
	Retail-Building Products - 2.25%
308,886	Lowe’s Cos., Inc.	29,702,478
	U.S. Homebuilder - 7.11%
1,621,862	Lennar Corp., Class A	76,908,696
444,319	Lennar Corp., Class B	16,937,440
		93,846,136
	U.S. Real Estate Investment Trusts - 16.58%
1,432,598	Acadia Realty Trust	41,158,541
932,937	First Industrial Realty Trust, Inc.	30,525,699
1,222,733	JBG SMITH Properties	47,258,630
1,334,520	Macerich Co. (The)	61,601,443
269,300	Seritage Growth Properties, Class A	10,828,553
392,526	Vornado Realty Trust	27,441,493
		218,814,359
	U.S. Real Estate Operating Companies - 7.08%
7,285,223	Five Point Holdings, LLC, Class A (e)(f)	55,877,660
991,690	Tejon Ranch Co. (f)	18,663,606
4,556,286	Trinity Place Holdings, Inc. (e)(f)(g)	18,908,583
		93,449,849
	Total Common Stocks
	(Cost $981,812,964)	1,280,569,597

Purchased Options - 0.00%*
	Total Purchased Options (see below for details)
	(Cost $300,000)	12,894
	Total Investment Portfolio - 97.01%
	(Cost $982,162,420)	1,280,582,491
	Other Assets less Liabilities - 2.99%	39,437,075
	NET ASSETS - 100.00%	$1,320,019,566

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Investor Class:
Net assets applicable to 6,281,146 shares outstanding	$174,346,898
Net asset value, offering and redemption price per share	$27.76

Institutional Class:
Net assets applicable to 39,375,478 shares outstanding	$1,098,028,319
Net asset value, offering and redemption price per share	$27.89

Z Class:
Net assets applicable to 1,709,499 shares outstanding	$47,644,349
Net asset value, offering and redemption price per share	$27.87

Notes:
(a)	Fair-valued security.
(b)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(c)	Variable rate security. The rate disclosed is in effect as of January 31, 2019.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliated issuers - An affiliated person as defined in the Investment Company Act of 1940, includes, among other things, ownership of 5% or more of the outstanding voting securities of such person.
(f)	Non-income producing security.
(g)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Cost	Market Value Per Unit
4,556,286	Trinity Place Holdings, Inc.	10/2/13-3/31/17	$21,123,824	$4.15
At January 31, 2019, the restricted security had a total market value of $18,908,583 or 1.43% of net assets.

‡	Denominated in U.S. Dollars unless otherwise noted.
†	U.S. issuer unless otherwise noted.
*	Amount less than 0.01%.
EUR: Euro.
REIT: Real Estate Investment Trust.

Country Concentration

% of Net Assets
United States	49.32%
United Kingdom	18.49
Hong Kong	17.66
Cayman Islands	6.61
Canada	4.93
Luxembourg*	0.00
Total	97.01%

*	Amount less than 0.01%.

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at January 31, 2019 (Unaudited)

Purchased Options

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

U.S. Currency, Call (Cost $300,000)	JPMorgan Chase Bank, N.A.	300,000,000	$300,000,000	7.9925 HKD	08/07/19	$12,894

HKD: Hong Kong Dollar.

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust

Notes to Portfolios of Investments
January 31, 2019 (Unaudited)

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of the following diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment mandate.

Accounting policies:
The policies described below are followed consistently by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of  U.S. GAAP.

Security valuation:
Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and ask price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”). Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At January 31, 2019, such securities had a total fair value of $1, or less than 0.01% of net assets of Third Avenue Value Fund. Such securities for Third Avenue Real Estate Value Fund were valued at $0. There were no fair value securities for Third Avenue Small-Cap Value Fund. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Fair value measurements:
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•         Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•         Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

•         Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the closing bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

Corporate Bonds—Corporate bonds are generally comprised of two  main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Purchased and Written)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

The following is a Summary by Level of Inputs used to value the Funds’ investments as of January 31, 2019:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund
Level 1: Quoted Prices
Investments in Securities:
Common Stocks:
Banks & Asset Managers	$33,993,633	$-	$-
Metals & Mining	121,901,200	-	-
Non-U.S. Real Estate Operating Companies	-	-	65,047,388
Oil & Gas Production & Services	47,196,695	13,204,017	-
Transportation Infrastructure	31,916,159	-	-
Other**	177,621,017	195,061,072	650,938,572
Total for Level 1 Securities	412,628,704	208,265,089	715,985,960
Level 2: Other Significant Observable Inputs
Investments in Securities:
Common Stocks:
Automotive	60,967,755	-	-
Banks & Asset Managers	18,797,476	-	-
Building Products	49,093,667	-	-
Diversified Holding Companies	85,566,269	-	-
Engineering & Construction	38,711,903	-	-
Metals & Mining	10,914,223	-	-
Non-U.S. Homebuilder	-	-	51,749,914
Non-U.S. Real Estate Consulting/Management	-	-	14,821,968
Non-U.S. Real Estate Investment Trusts	-	-	119,398,292
Non-U.S. Real Estate Operating Companies	36,648,519	-	378,613,463
Oil & Gas Production & Services	37,312,608	-	-
Transportation Infrastructure	25,244,163	-	-
Purchased Options	-	-	12,894
Total for Level 2 Securities	363,256,583	-	564,596,531
Level 3: Significant Unobservable Inputs
Investments in Securities:
Preferred Stocks:
Consumer Products	1	-	-
Term Loans	-	-	-	*
Total for Level 3 Securities	1	-	-
Total Value of Investments	$775,885,288	$208,265,089	$1,280,582,491

*	Investment fair valued at zero.
**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

Preferred Stocks

Balance as of 10/31/18 (fair value)
Consumer Products	$1
Sales
Consumer Products	—
Net change in unrealized gain/(loss)
Consumer Products	—
Net realized gain/(loss)
Consumer Products	—
Balance as of 1/31/19 (fair value)
Consumer Products	1
Total	$1
Net change in unrealized gain/(loss) related to securities still held as of January 31, 2019:	$—

Third Avenue Real Estate Value Fund

Term Loans

Balance as of 10/31/18 (fair value)
Non-U.S. Real Estate Operating Companies	$—	*
Payment-in-kind
Non-U.S. Real Estate Operating Companies	—	**
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—
Balance as of 1/31/19 (fair value)
Non-U.S. Real Estate Operating Companies	—	*
Total	$—
Net change in unrealized gain/(loss) related to securities still held as of January 31, 2019:	$—

*	Investment fair valued at zero.
**	Acquisition cost is $0.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements
(amounts in thousands)

Third Avenue Value Fund	Fair Value at 1/31/19
Other (a)	$-	*

Third Avenue Real Estate Value Fund	Fair Value at 1/31/19
Other (a)	$-	^

(a)	Includes securities less than 0.50% of net assets of the Fund.
*	Amount less than $1,000.
^	Investment fair valued at zero.

There are significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 investments. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Security transactions:
Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•     Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.
•     Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities (“PIKs”):
The Funds may invest in PIKs. PIKs may make a payment at each payment date in either cash or additional securities. Those additional securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original securities. The daily market quotations of the original securities may include the accrued income (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to dividends and interest receivable.

Term loans:
The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (LIBOR), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2019.

Forward foreign currency contracts:
The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on forward foreign currency contracts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Option contracts:
The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currencies to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on purchased options.

Third Avenue Trust

Notes to Portfolios of Investments (continued)
January 31, 2019 (Unaudited)

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

During the period ended January 31, 2019, Third Avenue Real Estate Value Fund used purchased options on foreign currency for hedging purposes.

2.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

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BOARD OF TRUSTEES
William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden — Chairman

OFFICERS
W. James Hall III — President, General Counsel, Secretary
Michael A. Buono — Chief Financial Officer, Treasurer
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN
JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Item 2.	Controls and Procedures.

(a)
The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures (required by Rule 30a-3(b) under the Act) are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-Q is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-Q is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)
The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the Trust's most recently ended fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications of the Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Third Avenue Trust

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	March 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	March 20, 2019

By:	/s/ Michael A. Buono

Name:	Michael A. Buono

Title:	Principal Financial Officer

Date:	March 20, 2019